EXHIBIT 32.1 – SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
     In connection with this Annual Report of Live Nation, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Rapino, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MICHAEL RAPINO
	Name:	Michael Rapino
	Title:	President and Chief Executive Officer
	Date:	March 21, 2006